                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          April 26, 1995
                                                 -------------------------------

                              VORNADO REALTY TRUST
- --------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Maryland                   1-11954                  22-1657560
- --------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)           Identification No.)

Park 80 West, Plaza II, Saddle Brook, New Jersey                      07663
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code        (201) 587-1000
                                                   -----------------------------

                                     N/A
- --------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)










                                    Page 1
                           Exhibit Index on Page 4
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Items 1-4.  Not Applicable.


Item 5.     Other Events.


            On April 26, 1955, Vornado Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company") entered into a Purchase Agreement and related Pricing Agreement with Merrill Lynch & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated, Dean Witter Reynolds Inc. and Goldman, Sachs & Co. relating to the issuance and sale by the Company of an aggregate of 2,500,000 common shares of beneficial interest, par value $0.04 per share (the "Common Shares") of the Company (the "Firm Offered Securities"), plus an additional 375,000 Common Shares, the issuance and sale of which is subject to the exercise of an over-allotment option (the "Additional Offered Securities" and together with the Firm Offered Securities, the "Offered Securities"). The Offered Securities were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (File No. 33-52441).


Item 6.     Not Applicable.


Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits.


      (a) - (b)  Not Applicable.


            (c)  Exhibits.


                 1.1 Purchase Agreement, dated April 26, 1995, among Vornado Realty Trust and Merrill Lynch & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated, Dean Witter Reynolds Inc. and Goldman, Sachs & Co.

                 1.2 Pricing Agreement, dated April 26, 1995, among Vornado Realty Trust and Merrill Lynch & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated, Dean Witter Reynolds Inc. and Goldman, Sachs & Co.

                 8.1 Tax Opinion of Sullivan & Cromwell, dated April 26, 1995. (Exhibit A referenced in Sullivan & Cromwell's tax opinion is filed herewith as Exhibit 8.2).

                 8.2            Tax Opinion of Shearman & Sterling, dated
                                April 26, 1995.

Item 8.     Not Applicable.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VORNADO REALTY TRUST


Dated:  April 26, 1995                        By:  /s/ JOSEPH MACNOW
                                                  --------------------------
                                                  Joseph Macnow
                                                  Vice President --
                                                    Chief Financial Officer





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                              INDEX TO EXHIBITS
                              -----------------

Exhibit No.                        Exhibit
- -----------                        -------
1.1             Purchase Agreement, dated April 26, 1995,
                among Vornado Realty Trust and Merrill
                Lynch & Co., Merrill, Lynch, Pierce,
                Fenner & Smith Incorporated, Alex. Brown &
                Sons Incorporated, Dean Witter Reynolds
                Inc. and Goldman, Sachs & Co.

1.2             Pricing Agreement, dated April 26,
                1995, among Vornado Realty Trust and
                Merrill Lynch & Co., Merrill, Lynch,
                Pierce, Fenner & Smith Incorporated,
                Alex. Brown & Sons Incorporated,
                Dean Witter Reynolds Inc. and
                Goldman, Sachs & Co.

8.1             Tax Opinion of Sullivan & Cromwell,
                dated April 26, 1995. (Exhibit A referenced in Sullivan & Cromwell's tax opinion is filed herewith as Exhibit 8.2).

8.2             Tax Opinion of Shearman & Sterling,
                dated April 26, 1995.





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